R&D Day NASDAQ:FPRX December 8, 2016 Exhibit 99.1

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "may," "will," "expect," "plan," "anticipate" and similar expressions (as well as other words or expressions referencing future events or circumstances) are intended to identify forward-looking statements. These forward-looking statements reflect FivePrime's current beliefs and expectations. Each of these forward-looking statements involves risks and uncertainties. Actual results may differ from these forward-looking statements. Forward-looking statements contained in this presentation include statements about (i) the timing of initiation, progress and scope of clinical trials for our product candidates; (ii) the potential use of our product candidates to treat patients; (iii) the extent of gene amplification or protein overexpression in certain patient populations; (iv) the prevalence of certain diseases or patient subpopulations; (v) the advancement of therapeutic candidates towards IND filings; and (vi) the success and advancement of target discovery efforts and early research. Many factors may cause differences between current expectations and actual results, including unexpected safety or efficacy data observed during preclinical, toxicology or clinical studies, clinical site activation rates or clinical trial enrollment rates that are lower than expected, changes in expected or existing competition, failure of our collaborators to support or advance collaborations or product candidates and unexpected litigation or other disputes. Other factors that may cause our actual results to differ from current expectations are discussed in FivePrime's filings with the U.S. Securities and Exchange Commission, including the "Risk Factors" sections contained therein. Except as required by law, we assume no obligation to update any forward-looking statements contained herein to reflect any change in expectations, even as new information becomes available. Forward-Looking Statements Disclaimer © 2016 Five Prime Therapeutics, Inc. All Rights Reserved

R&D Overview Rusty Williams, M.D., Ph.D. Founder, President ＆ Chief Executive Officer

…systematically testing the extracellular proteins that control it REPROGRAMMING THE TUMOR MICROENVIRONMENT © 2016 Five Prime Therapeutics, Inc. All Rights Reserved

Five Prime’s Unique Platform: Use Nearly Every Extracellular Protein to Identify Best New Protein Drugs and Antibody Targets Library of > 5700 Extracellular Proteins Soluble Extracellular Domains Cell Surface Receptors/Ligands Secreted Factors © 2016 Five Prime Therapeutics, Inc. All Rights Reserved

Using our Platform to Find New Drugs to Reprogram Key Immune Cells in the Tumor Microenvironment © 2016 Five Prime Therapeutics, Inc. All Rights Reserved Discovering novel protein drugs Targeting key immune cells Extracellular Proteins Tumor Cell Immune Cell Immune Cell Unique Comprehensive Systematic CD8 T cell TAM Dendritic cell TReg NK cell

© 2016 Five Prime Therapeutics, Inc. All Rights Reserved Multiple Approaches to Understand Which Proteins in Our Library are the Best Antibody Targets or Drugs Themselves CD8 T cell screen TReg cell screen Immunome x Immunome In vivo screens Single agent Combinations with PD1 blockers Unique I-O Targets and Therapeutics

Oncology-Focused Pipeline with Multiple Clinical Candidates


Program
Indications
Lead selection
IND-enabling activities
Phase 1
Phase 1b
Phase 2
Cabiralizumab (FPA008)
CSF-1R antibody
Bristol-Myers Squibb
Multiple tumor settings in combination with *Opdivo*®
Pigmented Villonodular Synovitis (PVNS)
FPA144
FGFR2b antibody
Gastric and bladder cancers
FP-1039
FGF ligand trap
Mesothelioma
FPT155
Multiple tumor settings
FPA154
Tetravalent GITR agonist antibody
Multiple tumor settings
FPA150
Multiple tumor settings
FPA151
Multiple myeloma
I-O antibody
Bristol-Myers Squibb
Multiple tumor settings
I-O antibody
Bristol-Myers Squibb
Multiple tumor settings

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Progress in Building Out a Broad and Unique I-O Pipeline

Discovery Programs | **Preclinical Programs** | **Clinical Trials**

Discovery Programs

TReg
cell screen



CD8 T
cell screen



Immunome x
Immunome



In vivo screens
- Single agent
- Combinations with PD1 blockers



Preclinical Programs

FPT155
(T cell modulator)



FPA154
(T cell agonist)



FPA151
(T cell redirector)



FPA150
(Checkpoint inhibitor)



Three in IND-enabling studies
First IND in 2017

Clinical Trials

cabiralizumab
(anti-CSF-1R)



FPA144
(anti-FGRF2b)



FP-1039
(FGF ligand trap)



Data read-outs in 2017

FivePrime

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Research and Preclinical Pipeline Art Brace, Ph.D. Executive Director, Immuno-Oncology Discovery

Progress in Building Out a Broad and Unique I-O Pipeline

Discovery Programs	Preclinical Programs	Clinical Trials

Discovery Programs

TReg cell screen



CD8 T cell screen



Immunome x Immunome



In vivo screens
- Single agent
- Combinations with PD1 blockers



Preclinical Programs

FPT155 (T cell modulator)

FPA154 (T cell agonist)

FPA150 (Checkpoint inhibitor)

FPA151 (T cell redirector)

Three in IND-enabling studies
First IND in 2017

Clinical Trials

cabiralizumab (anti-CSF-1R)

FPA144 (anti-FGRF2b)

FP-1039 (FGF ligand trap)

Data read-outs in 2017

FivePrime

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Five Prime’s Unique Platform: Screening a Library of the Extracellular Proteome to Identify Novel Targets and Therapeutics Receptor-Ligand Matching Library of > 5700 Extracellular Proteins Proprietary Screens Cell-based Screens In Vivo Screens Soluble Extracellular Domains Cell Surface Receptors/Ligands Secreted Factors Protein Therapeutics Soluble Extracellular Domains Antibodies © 2016 Five Prime Therapeutics, Inc. All Rights Reserved

Five Prime Monocyte Activation Screening Led to the Development of Cabiralizumab (FPA008) © 2016 Five Prime Therapeutics, Inc. All Rights Reserved Discovered IL-34 in monocyte activation screening Discovered that the IL-34 receptor is CSF1R Determined the pathway selectively stimulates M2 macrophages Extracellular Proteins Tumor Cell Immune Cell Immune Cell CD8 T cell TAM Dendritic cell Treg NK cell

Actively Pursuing Multiple Approaches to Target Different Immune Cell Subsets in the Tumor Microenvironment © 2016 Five Prime Therapeutics, Inc. All Rights Reserved CD8 T cell TAM Dendritic cell Treg NK cell Extracellular Proteins Tumor Cell Immune Cell Immune Cell Cell-based screening Effector T cells Regulatory T cells In vivo screening Single agent Combination with checkpoint inhibitors Biophysical de-orphanization screening

Unique Immunome x Immunome Protein Interaction Screen Identifying the Proteome Interaction Network © 2016 Five Prime Therapeutics, Inc. All Rights Reserved Extracellular Proteins Tumor Cell Immune Cell Immune Cell Focused on 700 proteins likely to modulate the immune system (immunome) Tested each protein 1x1 on an unprecedented scale Systematic and comprehensive approach to map the immune cell communication network To discover new protein drugs and antibody targets CD8 T cell TAM Dendritic cell Treg NK cell

Our Screen of ~500k Immune Protein Interactions Identified More Than 100 Previously Unknown Interactions

- Identified well-known interactions spanning a wide range of reported affinities
- Discovered over a hundred novel interactions



Normalized Binding Response
350
300
250
200
150
100
50
0
CD80:CTLA4
PDL1:PD1
PDL2:PD1
ICOSLG:ICOS
GITRL:GITR
4-1BBL:4-1BB
CD86:CD28
CD80:CD28
OX40L:OX40
Protein Pair (~500K)

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Prioritizing Immunome x Immunome Hits for Validation

>100 novel interactions



High priority I-O targets for validation

Hit prioritization

- Immune cell expression profile
- Tumor and normal expression
- Connection to immune regulation and/ or tumor biology
- Activity in FivePrime functional screens

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In Vitro Co-culture Screen to Identify T Cell Modulators © 2016 Five Prime Therapeutics, Inc. All Rights Reserved CD8 T cell TAM Dendritic cell Treg NK cell Extracellular Proteins Tumor Cell Immune Cell Immune Cell Functional screen using an IFNg readout Antigen-presenting cells co-cultured with primary human T cells and Five Prime’s receptor library Detected agonists and inhibitors

Screening >2000 Proteins Detects T cell Stimulators and Inhibitors

- Robust assay response to known T cell agonists and inhibitors
- Identified additional proteins with no known link to T cell biology



Activators
Inhibitors
Relative T Cell Activity
8
6
4
2
0
-2
-4
-6
-8
-10
-12
-14
-16
-18
CD80
CD86
ICOSLG
PD-L1
CTLA4
GITRL
4-1BBL
Individual Library Proteins

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Data from Immunome x Immunome Screen Helps Prioritize Functional Screen Hits

- Binding data from Immunome x Immunome screen identifies proteins potentially working in a functional pathway


Activators
Inhibitors
Relative T Cell Activity
8
6
4
2
0
-2
-4
-6
-8
-10
-12
-14
-16
-18
CD80
CD86
ICOSLG
PD-L1
CTLA4
GITRL
4-1BBL
Previously unknown interactions identified in the Immunome x Immunome screen
Individual Library Proteins

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Our Unique Approach to Screen for Immuno-Modulatory Targets In Vivo © 2016 Five Prime Therapeutics, Inc. All Rights Reserved Bypasses protein scale up, purification, and formulation Achieves high blood levels for weeks after administration Inject naked DNA vector encoding protein of interest DNA instructs liver to make protein Protein circulates in body: Monitor effect on disease DNA High-throughput In Vivo Screening

0 100 200 300 400 Individual Library Proteins Screened Potential agonist hits Potential checkpoint hits Testing models with different tumor immune microenvironments Testing proteins in combination with known checkpoint inhibitors, including anti-PD1 In Vivo Screen of the Immunome Identifies Both Immune Activators and Inhibitors GITRL Tumor Growth Volume % © 2016 Five Prime Therapeutics, Inc. All Rights Reserved CTLA4

© 2016 Five Prime Therapeutics, Inc. All Rights Reserved Multiple Approaches to Understand Which Proteins in Our Library are the Best Antibody Targets or Drugs Themselves CD8 T cell screen TReg cell screen Immunome x Immunome In vivo screens Single agent Combinations with PD1 blockers Unique I-O Targets and Therapeutics

FivePrime I-O Research Pipeline Luis Borges, Ph.D. Senior Vice President of Research

Progress in Building Out a Broad and Unique I-O Pipeline

Discovery Programs	Preclinical Programs	Clinical Trials

Discovery Programs

TReg
cell screen

CD8 T
cell screen

Immunome x
Immunome

In vivo screens
- Single agent
- Combinations with PD1 blockers

Preclinical Programs

FPT155
(CD80-Fc)



FPA151
(BCMA x CD3)



FPA154
(Anti-GITR)



FPA150
(B7-H4)



Three in IND-enabling studies
First IND in 2017

Clinical Trials

cabiralizumab
(anti-CSF-1R)

FPA144
(anti-FGRF2b)

FP-1039
(FGF ligand trap)

Data read-outs in 2017

FivePrime

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25

Oncology-Focused Pipeline with Multiple Clinical Candidates

Program	Indications	Lead selection	IND-enabling activities	Phase 1	Phase 1b	Phase 2
Cabiralizumab (FPA008) CSF-1R antibody Bristol-Myers Squibb	Multiple tumor settings in combination with *Opdivo*® Pigmented Villonodular Synovitis (PVNS)					
FPA144 FGFR2b antibody	Gastric and bladder cancers					
FP-1039 FGF ligand trap	Mesothelioma					
FPT155 CD80-Fc	Multiple tumor settings					
FPA154 Tetravalent GITR agonist antibody	Multiple tumor settings					
FPA150 B7-H4 antibody	Multiple tumor settings					
FPA151 BCMA x CD3 bi-specific antibody	Multiple myeloma					
I-O antibody Bristol-Myers Squibb	Multiple tumor settings					
I-O antibody Bristol-Myers Squibb	Multiple tumor settings					

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FPT155 A Soluble CD80-Fc That Modulates Multiple Signaling Pathways On T Cells

© 2016 Five Prime Therapeutics, Inc. All Rights Reserved CD80-Fc Was Originally Identified as One of the Most Potent Agonists in Our In Vivo Screen CD80-Fc was one of most potent agonists in the in vivo screen of over 500 proteins 0 100 200 300 400 Individual Proteins Screened Potential agonist hits Potential checkpoint hits CD80-Fc Tumor Growth Volume % CTLA4

© 2016 Five Prime Therapeutics, Inc. All Rights Reserved CD80 Is a B7-Family Member That Is Involved in Modulating T Cell Priming and Activation Antigen presenting cell T cell (+) signal CD80 CTLA4 CD28 (-) signal CD80 CD80 is a co-stimulatory molecule expressed on antigen presenting cells CD80 binds to the T-cell activating receptor CD28, the T-cell inhibitory receptor CTLA4, and PD-L1 FPT155 is a CD80-Fc fusion protein engineered to activate T cells through multiple pathways

FPT155 Regulates Multiple Signaling Pathways On T Cells

CD80-Fc is an agonist of CD28



CD80-FC
CD28
T cell
+

CD80-Fc can block CTLA4 to facilitate T cell activation



CD80-FC
CTLA-4
T cell

CD80-Fc can block PD-L1 to facilitate T cell activation in the tumor



Myeloid cell or Tumor cell
PD-L1
CD80-FC
PD-1
T cell

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© 2016 Five Prime Therapeutics, Inc. All Rights Reserved FPT155 Provides a Co-Stimulatory Signal for T Cell Activation, But Does Not Have “Superagonist Activity”

© 2016 Five Prime Therapeutics, Inc. All Rights Reserved The Murine Surrogate mFPT155 Has Potent Anti-tumor Activity in Various Murine Tumor Models mFPT155 promotes T cell recruitment into tumors

© 2016 Five Prime Therapeutics, Inc. All Rights Reserved mFPT155 Treatment Induces Long Term Anti-Tumor Immunity Mice re-challenged with tumors 8 weeks after clearance of initial primary tumor were protected from tumor growth

FPT155 lead has been selected Non-human primate studies are underway Manufacturing activities have been initiated IND filing planned in mid 2018 © 2016 Five Prime Therapeutics, Inc. All Rights Reserved FPT155 Is On Track for IND Filing in Mid 2018

FPA154 A Novel, Multivalent Therapeutic Candidate Antibody Targeting GITR

GITRL Was Originally Identified as Another Potent Agonist in Our In Vivo Screen 0 100 200 300 400 Individual Proteins Screened Potential agonist hits Potential checkpoint hits GITRL Tumor Growth Volume % CTLA4 GITR, the receptor for GITRL, is a member of the TNF receptor superfamily GITR is preferentially expressed on effector and regulatory T cells Expression is highest on activated and intratumoral Treg © 2016 Five Prime Therapeutics, Inc. All Rights Reserved

FPA154 Has Increased Valency Over Conventional Antibodies © 2016 Five Prime Therapeutics, Inc. All Rights Reserved Conventional Antibody Two antigen binding sites FPA154 Four antigen binding sites Fc region Fc region Variable domains Variable domains

FPA154 Is a More Potent GITR Agonist Than Conventional GITR Antibodies

Tetravalent FPA154 promotes more efficient GITR crosslinking and signaling than conventional bivalent antibodies


0.9
0.7
0.5
0.3
GITR Signaling
-3
-2
-1
0
1
2
3
Ab concentration (log nM)
FPA154
Bivalent anti-GITR mAb

HEK293/NFκB - human GITR reporter cell line

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FPA154 Is Designed to Have Improved CD8 T Cell Agonistic Activity in Conjunction with Potent Treg Depletion Activity

Activation of Effector T cells through GITR crosslinking


FPA154
GITR
Effector
T cell

Depletion of Regulatory T cells through ADCC


NK
cell
FPA154
GITR
Treg

- FPA154 has predominantly agonistic activity on effector T cells, which express moderate levels of GITR
- In contrast, FPA154 preferentially depletes Tregs which express high levels of GITR

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© 2016 Five Prime Therapeutics, Inc. All Rights Reserved The Murine Surrogate cmFPA154 Antibody Suppresses Tumor Growth in Multiple Tumor Models CT26 Tumor Model MC38 Tumor Model cmFPA154 is tetravalent anti-GITR antibody derived from the same single domain antibody that was used to generate FPA154

© 2016 Five Prime Therapeutics, Inc. All Rights Reserved Mice That Eliminated Tumors in Response to cmFPA154 Are Resistant to Tumor Re-Challenge Naive mice (n=5) Re-challenged mice (n=10) CT26 Tumor Model Days post-inoculation

© 2016 Five Prime Therapeutics, Inc. All Rights Reserved The Combination of cmFPA154 and an Anti-PD1 Antibody Has Synergistic Anti-Tumor Activity mIgG2a cmFPA154 Anti-PD1 Ab MC38 Tumor Model cmFPA154 + Anti-PD1 Ab

FPA154 lead has been selected Non-human primate studies are underway Manufacturing activities have been initiated IND filing planned in fourth quarter 2017 © 2016 Five Prime Therapeutics, Inc. All Rights Reserved FPA154 Is On Track for IND Filing in Late 2017

FPA150 A Therapeutic Candidate Antibody Targeting the B7-H4 Checkpoint Pathway

B7-H4 Is a Member of the B7 Family of Checkpoint Inhibitors © 2016 Five Prime Therapeutics, Inc. All Rights Reserved B7-H4 shares significant homology with other B7 family members, including PD-L1 and PD-L2 B7-H4 is expressed in several human tumors and its expression tends to correlate with poor prognosis In contrast to PD-L1 and PD-L2, the receptor for B7-H4 on T cells is not known Chen et al., Nat Rev Imm, 2004 PD-L1 PD-L2 To develop a therapeutic antibody against B7-H4 (FPA150) To identify the B7-H4 counter-structure Five Prime’s Dual Approach to Targeting the B7-H4 Pathway

B7-H4 Is a T Cell Checkpoint Inhibitor © 2016 Five Prime Therapeutics, Inc. All Rights Reserved Dangaj et al., Can Res, 2013 Anti-CD3 stimulation + Control protein or B7-H4 Cell Proliferation IFN-g Secretion B7-H4 inhibits Human T Cell proliferation and IFNg secretion

B7-H4 Is Over-Expressed in Breast Cancer © 2016 Five Prime Therapeutics, Inc. All Rights Reserved Salceda S et al., Exp Cell Res, 2005; Mugler KC et al., Appl IHC Mol Morphol, 2007 Invasive Ductal Carcinoma Normal Breast Epithelium Ductal Adenocarcinoma Normal Adjacent Breast Tissue

B7-H4 Is Over-Expressed in Gynecological Cancers, Including Ovarian and Endometrial Cancer © 2016 Five Prime Therapeutics, Inc. All Rights Reserved Salceda S et al., Exp Cell Res, 2005; Miyatake M et al., Gynecol Oncol, 2007 Endometrial Carcinoma Normal Proliferative Endometrium Serous Adenocarcinoma Normal Ovarian Follicle

B7-H4 Is Over-Expressed in Additional Solid Tumor Indications, Including Lung and Pancreatic Cancer © 2016 Five Prime Therapeutics, Inc. All Rights Reserved Pancreatic Cancer Normal Pancreas Lung Squamous Cell Carcinoma Normal Lung Choi IH et al., JI, 2003; Xu H et al., Oncol Lett, 2016

FPA150 is Engineered to Possess Two Distinct Mechanisms of Action © 2016 Five Prime Therapeutics, Inc. All Rights Reserved FPA150 blocks B7-H4 from sending an inhibitory signal to T cells FPA150 is engineered for enhanced ADCC B7-H4 MHC T cell TCR Tumor Cell FPA150 + T Cell checkpoint blockade B7-H4 NK cell Tumor Cell FPA150 FcgRIIIA Tumor Killing

FPA150 lead selected Non-human primate studies are underway Manufacturing activities have been initiated Developing patient selection test IND filing planned in fourth quarter 2017 FPA150 Is On Track for IND Filing in Late 2017 © 2016 Five Prime Therapeutics, Inc. All Rights Reserved

Our I-O Research Pipeline Is Diversified and Robust We Plan to File One New IND per Year Starting 2017 © 2016 Five Prime Therapeutics, Inc. All Rights Reserved On target to file an IND in late 2017 and 1 more yearly thereafter In addition, we are exploring novel I-O targets that modulate both the adaptive and innate immune system We expect these new targets will provide the next wave of clinical candidate molecules in 2019 and beyond CD8 T Cell TAM Dendritic cell TReg NK cell Extracellular Proteins Tumor Cell Immune Cell Immune Cell

Cabiralizumab (FPA008) - Antibody for Macrophage-Dependent Diseases Robert Sikorski, M.D., Ph.D. Senior Vice President and Chief Medical Officer

Progress in Building Out a Broad and Unique I-O Pipeline

Discovery Programs → **Preclinical Programs** → **Clinical Trials**

Discovery Programs

TReg cell screen

CD8 T cell screen

Immunome x Immunome

In vivo screens
- Single agent
- Combinations with PD1 blockers

Preclinical Programs

FPT155 (CD80-Fc)

FPA154 (Anti-GITR)

FPA151 (BCMA x CD3)

FPA150 (B7-H4)

Three in IND-enabling studies
First IND in 2017

Clinical Trials

cabiralizumab (anti-CSF-1R)



FPA144 (anti-FGRF2b)



FP-1039 (FGF ligand trap)



Data read-outs in 2017

FivePrime

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Our I-O Research Pipeline Is Diversified and Robust © 2016 Five Prime Therapeutics, Inc. All Rights Reserved CD8 T cell TAM Dendritic cell Treg NK cell Extracellular Proteins Tumor Cell Immune Cell Immune Cell

© 2016 Five Prime Therapeutics, Inc. All Rights Reserved Cabiralizumab (FPA008): A Product of the Five Prime Platform CSF-1 IL-34 Cabiralizumab (FPA008) antibody inhibits CSF-1R and blocks activation and survival of macrophages and monocytes Five Prime discovered IL-34, one of the two ligands for CSF-1R that cabiralizumab (FPA008) blocks

Control © 2016 Five Prime Therapeutics, Inc. All Rights Reserved Tumor-associated macrophages: Are immunosuppressive and correlate with poor prognosis Depend on CSF-1R for survival Are blocked by cabiralizumab (FPA008) Cabiralizumab (FPA008): Targets Immuno-Suppressive Tumor-Associated Macrophages (TAMs) Macrophage Staining in the MC38 Tumor Model Mouse FPA008

Antibody to Mouse CSF1R Creates a Pro-inflammatory Environment with Elevated PD-L1 Expression in Multiple Models

- Similar effects seen in CT26 xenograft and orthotopic pancreatic cancer models



MC38 Model
CSF1R
CD8a
Granzyme A
Relative Expression (normalized to control)
1.2
0.8
0.4
0.0
**
2.0
1.5
1.0
0.5
0.0
**
2.5
2.0
1.5
1.0
0.5
0.0
**
IgG
cmFPA008
IgG
cmFPA008
IgG
cmFPA008

* SITC Poster — Bellovin et al., (2015) cmFPA008, an Anti-Mouse CSF-1R Antibody, Combines with Multiple Immunotherapies to Reduce Tumor Growth in Nonclinical Models

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© 2016 Five Prime Therapeutics, Inc. All Rights Reserved Rationale for Combination Therapy: TAMs and Checkpoints Inhibit T Cell-Mediated Killing Through Different Mechanisms CD8 T Cell Tumor Cell PD-1 PD-L1 TAM CSF-1R PD-L1/PD-1 suppresses T cells TAMs produce factors that inhibit T cells

BMS: Combinations of cabiralizumab (FPA008) with Opdivo® and potentially other BMS products Five Prime: Leads current trials in I-O (Phase 1a/1b) & PVNS (Phase 2) Can combine cabiralizumab (FPA008) with future Five Prime assets © 2016 Five Prime Therapeutics, Inc. All Rights Reserved Cabiralizumab (FPA008) Program Partnered with BMS

© 2016 Five Prime Therapeutics, Inc. All Rights Reserved Ascending doses up to 10 mg/kg delivered No MTD, DLTs, or related SAEs No Grade 3 or greater AEs Key Findings Grade 1 and 2 periorbital edema at 10 mg/kg single dose in 83% of normal human volunteers Reversible elevation in serum enzymes without bilirubin changes seen due to Kupffer cell depletion Human Studies: Cabiralizumab (FPA008) Safety Summary from 54 Healthy Volunteers and Rheumatoid Arthritis Patients

Cabiralizumab (FPA008)/*Opdivo*® Combination Trial in Multiple Tumor Settings Remains on Track

PHASE 1a

Initiated Sept 2015

Exploring ***Multiple Dose Levels*** *in Cancer Patients*

- Cabiralizumab Monotherapy
- Cabiralizumab + *Opdivo*®

Exploring ***Selected Tumor Settings*** *at the Highest Dose*

- Cabiralizumab Monotherapy
- Cabiralizumab + *Opdivo*®

PHASE 1b
Cabiralizumab (FPA008)+ *Opdivo*
Initiated October 2016

- LUNG (NSCLC) Anti-PD-1 Naïve; 2nd-line
- LUNG (NSCLC) Anti-PD-1 Resistant; 2nd-line
- HEAD & NECK 2nd-line
- PANCREATIC 2nd-line
- RENAL 3rd-line
- OVARIAN 3rd-line
- GLIOBLASTOMA 2nd-line

N ~280 patients

Study Objectives

- Safety
- Objective response rate and duration
- Survival
- Baseline and on-treatment biopsies to assess monotherapy and combination

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Maximal Reduction of Target Monocytes is Achieved in Peripheral Blood with Cabira at the Phase 1b Selected Dose Cabiralizumab (FPA008) also caused a dose-dependent reduction of serum markers of bone turnover in a previous study (CTX and TRAP5b) Patient 1 Patient 2 Patient 3 Patient 4 Patient 7 Patient 8 Patient 6 Patient 5

© 2016 Five Prime Therapeutics, Inc. All Rights Reserved PVNS is: A CSF-1-driven orphan joint disease that is a rare, locally aggressive tumor of synovium Not lethal, but painful and with high morbidity No approved therapies Cabiralizumab (FPA008) has orphan drug designation in PVNS ~25,000 diffuse PVNS prevalence in the U.S Cabiralizumab (FPA008) blocks the binding of CSF-1 and inhibits the activity and survival of the macrophages that form the bulk of the tumor Cabiralizumab (FPA008) in Pigmented Villonodular Synovitis (PVNS) 14cm

Cabiralizumab (FPA008) – Initiated Phase 2 Trial in PVNS Objective response May 2016 Initiated Phase 2 Phase 2: ~ 30 patients Phase 1: Dose Escalation Select dose for Phase 2 Study Objectives Range of motion Pain © 2016 Five Prime Therapeutics, Inc. All Rights Reserved

Anticipated Clinical Progress and Disclosures 2017 © 2016 Five Prime Therapeutics, Inc. All Rights Reserved Cabiralizumab (FPA008) Work with BMS to disclose data on I-O and PVNS programs in 2017 Seek guidance from regulatory agencies on a pivotal trial for PVNS Anticipate completing enrollment in current I-O trial in 2H17

Helen Collins, M.D. Vice President, Clinical Development FPA144 – Antibody Against Fibroblast Growth Factor 2b (FGFR2b)-Overexpressing Tumors

Our I-O Research Pipeline Is Diversified and Robust © 2016 Five Prime Therapeutics, Inc. All Rights Reserved CD8 T cell TAM Dendritic cell TReg NK cell Extracellular Proteins Tumor Cell Immune Cell Immune Cell

FPA144 Effectively Recruits Tumor-Killing NK Cells Enhanced ADCC to increase NK cell recruitment FPA144: antibody specific to FGFR2b splice variant Natural Killer Cell Tumor Cell FGFR2b FPA144 FGF7, 10, 22 © 2016 Five Prime Therapeutics, Inc. All Rights Reserved

FPA144 Re-programs the Tumor Microenvironment in a Syngeneic Mouse Model; Results in NK and T Cell Recruitment Ab Control Treated Tumor FPA144 Treated Tumor NK cells T cells PD-L1 © 2016 Five Prime Therapeutics, Inc. All Rights Reserved Powers et al, AACR 2016

Gastric Cancer Patients Whose Tumors Have Amplified FGFR2 Gene Have Reduced Survival* *Seo, Oncotarget 2016

FPA144: Focused Development in Selected Patients

- Proprietary IHC assay identifies patients
- Gastric cancer
  - Gene for FGFR2b is highly amplified in ~5%
  - Worldwide patient prevalence ~80,000
  - Lower levels of FGFR2b expression may represent additional subgroups
- Bladder cancer
  - IHC analysis of 387 archival primary UC samples showed that FGFR2b is overexpressed in >10% of samples with intensity level of at least 1+

**28th EORTC-NCI-AACR Symposium poster "FGFR2b Represents a Novel Target for Treatment of Urothelial Cancer

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FPA144 Phase 1 Study is Currently Enrolling FGFR2b+ Patients in Defined Cohorts

PART 1
Dose Escalation

PART 1A:
Dose Escalation* in Solid Tumors

* 6 dose cohorts ranging from 0.3 to 15 mg/kg

PART 1B:
Gastric Cancer

PART 2
Selected Patients (up to 30/arm)

All at 15 mg/kg q2w

- IHC High Gastric
- IHC Moderate Gastric
- IHC Low Gastric
- IHC Negative Gastric
- IHC Positive Bladder

Study Objectives

- Safety
- PK
- Objective response rate and duration
- Baseline and on-treatment biopsies to evaluate changes in the tumor microenvironment

Active

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© 2016 Five Prime Therapeutics, Inc. All Rights Reserved Initial Monotherapy Antitumor Activity of FPA144 in FGFR2b+ Gastric Patients in Multiple Dosing Cohorts* *ASCO 2016 Data cutoff was April 1, 2016

© 2016 Five Prime Therapeutics, Inc. All Rights Reserved FPA144 Demonstrated Initial Monotherapy Activity and Tolerability* Outcome FPA144 Treated (N=9) ORR ** (95% CI) 33% (7%, 70%) Best Objective Response (%) Complete Response 0 (0%) Partial Response 3* (33%) Stable Disease 4 (44%) Progressive Disease 2 (23%) Disease Control Rate (95% CI) 77% (40%, 97%) 12-Week PFS (95% CI) 67% (30%, 93%) Median Duration of Treatment, days (Range) 112 (42-182) * ASCO 2016. Data cutoff was April 1, 2016. ** Pooled across all dosing cohorts (1 at 6 mg/kg, 1 at 10 mg/kg and 1 at 15 mg/kg). All responses were confirmed (one after the data cutoff with the patient still on treatment). Investigator review used for assessments. Safety data on 40 patients No DLTs: MTD was not reached No treatment-related SAEs: 17 unrelated SAEs across 9 subjects No AEs of hyperphosphatemia or retinal toxicity One transient treatment-related Grade 3 AE of decreased neutrophil count. No discontinuations due to treatment-related AEs FGFR2b+ Gastric Cancer Patients

Anticipated Clinical Progress and Disclosures 2017 © 2016 Five Prime Therapeutics, Inc. All Rights Reserved FPA144 Plan to submit abstract for ASCO 2017 Seek guidance from regulatory agencies on a pivotal trial in gastric cancer Planned combination trials to allow advancement of FPA144 into earlier lines of therapy FP-1039 Plan to disclose Phase 1b mesothelioma data in 2H17

Thank You Rusty Williams, M.D., Ph.D. Founder, President ＆ Chief Executive Officer